T. Rowe Price Global Technology Fund

Supplement to prospectus dated May 1, 2011

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective June 1, 2012, Joshua K. Spencer will replace David J. Eiswert as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 1, 2012, Joshua K. Spencer will replace David J. Eiswert as Chairman of the fund’s Investment Advisory Committee. Mr. Spencer joined the Firm in 2004 and his investment experience dates from 1998. Since joining the Firm, he has served as an equity research analyst covering the technology industry.

The date of this supplement is April 10, 2012.

F132-041 4/10/12